Shareholders' Equity	12 Months Ended
Dec. 31, 2024
Shareholders’ Equity [Abstract]
Shareholders’ equity
27.	Shareholders’ equity

As of December 31, 2024, the total number of Class A ordinary shares of the Company outstanding was 22,923,368 (2023: 14,919,017) with a par value of $0.0001.

During the year, as part of the ATM, Parent sold 2,345,452 (2023: 1,103,368) class A ordinary shares for net proceeds of $6,398,264.

During the year a number of employees exercised their RSUs. In connection with this exercise, Fusion Fuel instructed their broker to issue 107,500 shares and transfer the relevant amounts to the various employees accounts.

Other issuances during the year related to the conversion of Macquarie convertible promissory notes. At the year end, the Macquarie Group had converted $1.01 million for 1,732,430 shares.

On November 26, the Group issued 3,818,969 Class A Ordinary shares and 4,171,327 Series B Preferred Shares in connection with the acquisition of QIND. The Preferred Shares convert at a rate of 1:10 subject to closing conditions.

The share capital of Fusion Fuel Green plc is as follows:

	Number of common shares	€’000	Number of preferred shares	€’000
Opening balance – January 1, 2023	1,103,368	2	-	-
Issue of shares – ATM	10,000	-	-	-
Closing balance – December 31, 2023	14,919,017	2	-	-
Issue of shares – ATM	2,345,452	1	-	-
Issue of shares – share based payments	107,500	-	-	-
Issue of shares – Macquarie	1,732,430	-	-	-
Issue of shares – QIND merger	3,818,969	-	4,171,327	-
Closing balance – December 31, 2024	22,923,368	3	4,171,327	-

Share rights

The Class A ordinary shareholders have the right to exercise one vote at any general meeting of the Company, to participate pro rata in all the dividends declared by the Company and the rights in the event of the Company’s winding up are to participate pro-rata in the total assets of the Company.

The Class B Ordinary shares were converted in full to Class A Ordinary shares on December 5, 2022. The rights that were formally assigned to these shares, in addition to the rights outlined above for the Class A shareholders included certain protective rights that include the right to approve any liquidation or similar transaction of the Company. The Class B shareholders also had the right to approve any creation or issuance of any new class or series of capital stock or equity securities convertible into capital stock or changes to the Company’s board of directors. With these protective provisions, the holders of Class B Ordinary shares were able to veto certain actions in a way that their relative ownership would not otherwise permit.

The Series B Preferred Shares were issued as part of the acquisition of Quality Industrial Corp. As part of the consideration Parent issued a combination of Class A ordinary shares and 4,171,327 preferred shares, which are convertible into 41,713,270 ordinary shares upon shareholder approval and Nasdaq listing clearance. Holders do not possess voting rights, except in matters directly affecting the rights or preferences of the Series B Preferred Shares.

Public Warrants

The functional currency of the Company is the Euro and as the exercise price of the Company’s share purchase warrants is fixed in US Dollars, these warrants are considered a liability as a variable amount of cash in the Company’s functional currency will be received on exercise. Accordingly, these warrants are classified and accounted for as a derivative liability at fair value through profit or loss.

As of December 31, 2024 and 2023, there were 8,869,633 warrants outstanding. The warrants entitle the holder to purchase one Class A ordinary share of Parent at an exercise price of $11.50 per share. Until warrant holders acquire the Parent’s Class A ordinary shares upon exercise of such warrants, they have no rights with respect to the Parent’s Class A ordinary shares. The warrants expire on December 10, 2025, or earlier upon redemption or liquidation in accordance with their terms. The fair value of the warrants is determined with reference to the prevailing market price for warrants that are trading on the NASDAQ under the ticker HTOOW.

The fair value of the warrants as at December 31, 2024 and December 31, 2023 was $0.02 and $0.10 respectively. See reconciliation of fair values below.

€’000
Balance – December 31, 2022	7,651
Fair value movement on warrants unexercised	(6,886)
Balance – December 31, 2023	765
Fair value movement on warrants unexercised	(588)
Balance – December 31, 2024	177

Service related warrants - HTOO

On July 4, 2024, the Company issued a warrant to H&P Advisory Limited to purchase 13,906 Class A ordinary shares at an exercise price of $1.6540 per share. The warrant is exercisable at any time until July 4, 2029, and includes a cashless exercise option.

On November 1, 2024, Fusion Fuel Green PLC issued a warrant to Bevilacqua PLLC to purchase up to 255,000 Class A ordinary shares at an exercise price of $0.14 per share, in connection with legal services provided under an engagement agreement. The warrant is exercisable at any time until November 1, 2029, and may be exercised in cash or on a cashless basis, including via crediting unpaid legal fees.

Warrants issued to service providers are accounted for in accordance with IFRS 2. The fair value of the warrants was measured at the grant date using the Black-Scholes option pricing model. This amount is recognized as an expense with a corresponding credit to equity, specifically within the share-based payments reserve. This balance is not required to be subsequently remeasured after initial recognition. The key inputs used in the option pricing model use to value these warrants are displayed in the table below.

Service related warrants - QIND

During 2023, QIND recognised service related warrants. These amounts are included in the share premium figure on consolidation. The key inputs used in the option pricing model use to value these warrants are displayed in the table below.

	HP Warrant	Bevil Warrant	QIND Warrant #1	QIND Warrant #2

Volatility	139.93%	139.93%	80.00%	80.00%
Expected term in years	5	4	5	5
Dividend rate	0.0%	0.0%	0.0%	0.0%
Risk-free interest rate	4.5%	4.2%	3.0%	3.0%
Hurdle price	-	-	-	-
Exercise price	$1.65	$0.01	$0.58	$3.50
Share price	$1.29	$0.62	$0.49	$0.61
Fair value of warrant on grant date	€14,779	€136,591	€56,602	€8,854

Compound equity instruments

During the year, the Group acquired convertible loan notes through its subsidiary, Quality Industrial Corp. ("QIND"). Under US GAAP, these instruments are recognised as simple debt instruments in the financial statements of QIND. However, in preparing the Group’s consolidated financial statements under IFRS, the instruments were reassessed in accordance with IAS 32 and determined to meet the definition of compound financial instruments.

The convertible notes contain both a contractual obligation to deliver cash (a liability component) and an equity conversion feature. The terms of the conversion feature were assessed and determined to meet the "fixed-for-fixed" criterion under IAS 32, as the notes are convertible into a fixed number of the Group’s ordinary shares for a fixed amount of consideration.

As such, the instrument was bifurcated into liability and equity components at initial recognition. The liability component was measured at fair value using the effective interest rate method, and the residual amount was allocated to the equity component, which has been recognised in a separate reserve within equity titled the Convertible Note Reserve. This reserve represents the value attributable to the holders’ conversion rights and will remain within equity unless the notes are converted or otherwise extinguished. This amount does not get subsequently remeasured at each reporting date.

At year end, the balance in this reserve was €29,081.